Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

BY CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wesley S. McDonald, Chief Financial Officer of Kohl’s Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned’s knowledge, on the date of this Certification:

1.

the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 3, 2010	/s/ Wesley S. McDonald
Wesley S. McDonald
Executive Vice President and Chief Financial Officer (Principal Financial and Chief Accounting Officer)